                                 EXHIBIT 10.13

Form of Management Stock Option Plan and Agreement between Registrant and certain executive officers.

The Following Form Agreement was entered into between the Registrant and the listed executives except that certain executives were also granted a Signing Option (See Item 5 above), as noted below. The variable data is listed in the tables below.




Sign Up Options
--------------------------------------- -------------------------------------- --------------------------------------
                 Name                             Number of Shares                        Exercise Price
--------------------------------------- -------------------------------------- --------------------------------------
Mr. .Jack L. Thompson                                             20,542.0000                                 $12.17
--------------------------------------- -------------------------------------- --------------------------------------
Mr. Leo E. Waner                                                  10,271.0000                                 $12.17
--------------------------------------- -------------------------------------- --------------------------------------


Time Vested Options and Exit Participation Options (EPO)
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------

            Name              Number  of  Time  Vested  EPO IRR      EPO IRR     EPO IRR     EPO IRR     EPO IRR
                              Option Shares             Hurdle of    Hurdle of   Hurdle of   Hurdle of   Hurdle of
                                                        20%    or    25% or      30% or      35% or      40%    or
                                                        Multiple     Multiple    Multiple    Multiple    Multiple
                                                        of 4.0       of 5.0      of 6.0      of 7.0      of 8.0
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
Mr. Jack L. Thompson          4,000(1)                        5,000      15,000      25,000      35,000       45,000
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
Mr. Leo E. Waner              1,500 (2)                       1,500       3,000       5,000       7,000        9,000
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
Mr. Jeffery G. Rastocan       1,500 (2)                       1,500       3,000       5,000       7,000        9,000
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
Mr. Scot D. Harvey            1,500                           1,500       3,000       5,000       7,000        9,000
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
Mr. Gary L. Witt              1,500                           1,500       3,000       5,000       7,000        9,000
----------------------------- ------------------------- ------------ ----------- ----------- ----------- ------------
(1)     Except that in the year ending December 31, 1997 the number of shares is 2000.
(2)     Except that in the year ending December 31, 1997 the number of shares is 750.




                     ---------------------------------------
                                PENDA CORPORATION
                   MANAGEMENT STOCK OPTION PLAN AND AGREEMENT
                                    FOR XXXX
                     ---------------------------------------

        1. Purpose. The purpose of this Management Stock Option Plan is to advance the interests of Penda Corporation, a Florida corporation (the "Company"), by providing an additional incentive to XXXX as the Company's XXXX, through the encouragement of stock ownership in the Company by XXXX

        2. Definitions. As used herein, the following terms shall have the meaning indicated:

                    "Approved Sale" shall have the meaning set forth in Section 5(a) hereof.

                    "Board" means the Board of Directors of the Company.

                    "Cause" means (i) the commission of any act by the Executive constituting financial dishonesty against Company or its affiliates, (ii) the conviction by the Executive of a felony or other crime involving moral turpitude, (iii) gross dereliction of duty to the Company or its Subsidiaries,
(iv) the Executive's breach of the fiduciary duty of loyalty to the Company or its Subsidiaries or (v) conduct by the Executive which could reasonably be expected to have a material adverse effect on the business, properties, results of operations, financial condition or prospects of the Company or its Subsidiaries..

                    "Common Stock" means the Company's common stock, par value $.01 per share.

                    "Company"  shall have the meaning set forth in ss.1 hereof.

                    "Executive" means XXXX or any person who succeeds to the rights of XXXX under this Plan or any Option by reason of his death.

                    "Exercise Price Per Share" means Original Cost Per Share.

                    "Exit Participation Options" shall have the meaning set forth in ss.5(a) hereof.

                    "Independent Third Party" means any person who, prior to any Approved Sale, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Company's Common Stock and who is not the spouse, ancestor or descendant (by birth or adoption) of any such 5% owner of the Company's Common Stock.

                    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                    "Lead Investors" means, collectively, Trivest Fund I, Ltd. and Trivest Equity Partners I, Ltd.

                    "Option" (when capitalized) shall mean any option granted under this Plan.

                    "Original Cost Per Share" means $25.00 per share plus the per Share amount of any contribution to the capital of the Company made by either Lead Investor after the effective date of this Plan.

                    "Plan" means this Management Stock Option Plan and Agreement for XXXX.

                    "Pro Forma IRR" means , with respect to an Approved Sale, the compounded annual return (expressed as a percentage) on the shares of Common Stock being sold by the Lead Investors in such Approved Sale, computed from March 18, 1994 through the date such Approved Sale is consummated. Pro Forma IRR shall be determined in good faith by the Board, based upon generally accepted financial valuation methodologies.

                    "Realized Exit Multiple" means the number obtained by dividing the net proceeds per Share realized by the Lead Investors with respect to an Approved Sale by the Original Cost Per Share.

                    "Sale of the Company" means a sale of the Company by merger, consolidation, sale of all or substantially all of its assets, sale of all of the outstanding Common Stock or otherwise

                    "Share" means a share of Common Stock.

                    "Shareholders' Agreement" means the Shareholders' Agreement, of even date herewith, among the Executive, the Company and the Lead Investors, as the same may be amended from time to time.

                    "Subsidiary" means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                    "Time Vested Options" shall have the meaning set forth in ss.4 hereof.

        3. Shares Available for Option Grants. On the terms and subject to the provisions hereof, Options to purchase an aggregate of up to XXXX Shares from the Company's authorized and unissued Shares shall be available for grant to the Executive under this Plan.

        4. Grant of Time Vested Options. Subject to the provisions hereof, Options relating to XXXX Shares shall be granted to the Executive with respect to each of the Company's fiscal years ending December 31, 1997, December 31, 1998, 1999, 2000 and 2001 (the "Time Vested Options"); provided that the Executive is employed by the Company on the last day of such fiscal year. The Time Vested Options shall be exercisable at a purchase price per Share equal to the Exercise Price Per Share.

        5.          Exit Participation Options.

                    (a) Upon the sale of any of the shares of Common Stock owned by the Lead Investors to an Independent Third Party (including, without limitation, a Sale of the Company) (an "Approved Sale"), then, in addition to any other Options granted to the Executive pursuant to this Plan, Options (the "Exit Participation Options") shall be granted to the Executive, in accordance with the formula set forth on Exhibit A hereto, if and only if the Executive is employed by the Company immediately prior to the consummation of such Approved Sale. Any such Exit Participation Options granted in connection with an Approved Sale shall be granted immediately prior to the consummation of such Approved Sale. The Exit Participation Options shall be exercisable at a purchase price per Share equal to the Exercise Price Per Share. The Company shall provide the Executive with written notice at least 30 days prior to the consummation of an Approved Sale, which notice shall set forth in reasonable detail the terms of such Approved Sale.

                  (b) Notwithstanding any provision hereof which may be to the contrary, any such Exit Participation Options granted in connection with an Approved Sale pursuant to Section 5(a) shall terminate and be deemed canceled in the event that such Approved Sale shall not be consummated (in which case new Exit Participation Options relating to the Shares subject to such Exit Participation Options shall thereafter be available for grant in connection with any subsequent Approved Sale in accordance with the provisions of this
Section 5).

                  (c) Notwithstanding the foregoing, if an Approved Sale shall be approved within 180 days after the effective date of the termination of the Executive's employment with the Company without Cause and shall be consummated, then solely for purposes of Section 5(a), the Executive shall, be deemed to be employed by the Company immediately prior to the consummation of such Approved Sale.

         6.       Grant of Options.

                  (a) Time Vested Options described in Section 4 hereof with respect to any fiscal year of the Company shall be deemed granted as of the last day of such fiscal year upon the determination of the Exercise Price
Per Share of such Time Vested Options. Exit Participation Options described in
Section 5 hereof shall be deemed granted upon the satisfaction of the conditions to grant as described Section 5.

                  (b) The Options granted to the Executive under this Plan shall be in addition to regular salary, pension, life insurance or other benefits related to his employment with the Company or any of its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon the Executive any right to employment or continuance of employment by the Company or any of its Subsidiaries.

                  (c) All Options granted hereunder shall be subject to the terms and provisions of the Shareholders' Agreement.

         7.       Exercise of Options.

                  (a) Written notice of an election to exercise any portion of an Option, specifying the portion thereof being exercised, shall be delivered by the Executive, or his personal representative in the event of the Executive's death (i) in the case of Exit Participation Options granted in connection with an Approved Sale, by delivering such notice in accordance with written instructions provided to the Executive by the Company, which instructions shall be provided to the Executive no later than three business days prior to the consummation of such Approved Sale (or, if the Executive does not exercise such Exit Participation Options in connection with such Approved Sale, then either in accordance with the provisions of clause (ii) hereof or by delivering such notice in accordance with written instructions provided to the Executive by the Company no later than three business days prior to the consummation of a Sale of the Company), and (ii) in the case of all other Options, (A) by delivering such notice to the principal executive offices of the Company or (B) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the principal executive offices of the Company.

                  (b) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise pursuant to Section 6(a) above,
(ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Executive's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The Company shall promptly advise the Executive, upon the Executive's request, made no earlier than five days prior to the proposed date of exercise, of the amount of such withholding Taxes which the Company will require to be paid pursuant to clause (iii) of the immediately preceding sentence. The option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, or by a combination of the above; provided, however, that the Board in its sole discretion may accept a personal check in full or partial payment of any Shares; and provided, further, that in the case of any exercise of Options in connection with an Approved Sale, the Company shall, at the Executive's request, pay or cause to be paid to the Executive, in cancellation of all such Options and in lieu of any such exercise, an amount equal to (x) the net amount of proceeds that the Executive would had have received had he exercised such Options and sold the underlying Shares concurrently with the closing of such Approved Sale, minus (y) the Aggregate Exercise Price Per Share of such Options, minus (z) the aggregate amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The Executive shall not be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to him under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options. Options shall become exercisable as follows:

                  (a) Each Time Vested Option shall be exercisable in whole or in part and cumulatively according to the following schedule; provided in each case that the Executive is employed by the Company or its Subsidiaries on the date of reference:

                           20% after the first anniversary date of the date of grant thereof 40% after the second anniversary date of the date of grant thereof 60% after the third anniversary date of the date of grant thereof 80% after the fourth anniversary date of the date of grant thereof 100% after the fifth anniversary date of the date of grant thereof

Notwithstanding the foregoing, in the event a Sale of the Company shall occur, any unvested portion of the Time Vested Options shall become immediately fully exercisable immediately prior to the consummation of the Sale of the Company.

                  (b) Each Exit Participation Option granted hereunder shall be immediately fully exercisable upon the grant thereof; provided, however, that it shall be a condition to the exercise of any Exit Participation Option that the Executive shall consent to any Approved Sale in respect of which such Options are granted and shall waive, in writing, any dissenter or appraisal rights applicable thereto pursuant to the provisions of the Florida Business Corporation Act.

                  (c) No Option granted hereunder shall be exercisable after the consummation of a Sale of the Company.

                  (d) The Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

         9. Termination of Option Period. Unless otherwise provided in any Option, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (a) in the case of the Time Vested Options, upon the termination of the Executive's employment with the Company for Cause or upon the Executive's voluntary resignation as an employee of the Company; or

                  (c) immediately following the consummation of a Sale of the Company.

         10.      Adjustments.

                  (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned and appropriate adjustment shall be made in the Exercise Price Per Share; and

                           (ii) appropriate adjustment shall be made in the number of Shares and the Exercise Price Per Share thereof then subject to any outstanding Options, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) If, prior to the consummation of an Approved Sale, the Board shall declare any dividend or other distribution on the Common Stock (except by way of a stock dividend payable in Common Stock on the Common Stock), then appropriate adjustment shall be made in the Exercise Price Per Share of all unexercised Options issued or issuable hereunder so as to reflect the effect of such dividend on the shareholders equity of the Company.

                  (c) The Board may change the terms of Options outstanding under this Plan, with respect to the Exercise Price Per Share or the number of Shares subject to the Options, or both, when, in the Board's discretion, such adjustments become appropriate by reason of a significant corporate transaction so as to preserve but not increase or decrease benefits under this Plan.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under this Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.
         11. Transferability of Options and Shares. Unless the Board's prior written consent is obtained, no Option shall be subject to alienation, assignment, pledge, hypothecation, charge or other transfer other than by the Executive by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Options shall not be subject, in whole or in part, to execution, attachment, or similar process. Each Option shall be exercisable during the Executive's lifetime only by the Executive.

         12.      Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable federal and state laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings as the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Executive to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Board to be applicable to the issuance and transfer of such Shares.

         13. Administration of Plan. This Plan shall be administered by the Board. The Board's determinations and its good faith interpretation and construction of any provision of this Plan or any Option shall be final and conclusive.

         14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to the Executive, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company or any of its Subsidiaries to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Executive, or other appropriate action shall have been taken.

         15.      Interpretation.

                  (a) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (b) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (c) Notwithstanding any provision hereof which may be to the contrary, Options granted hereunder are not intended to qualify as incentive stock options within the meaning of ss.422 of the Internal Revenue Code.

         16. Effective Date. The effective date of this Plan is October 20,
1997.

         17. Notices. Any notice provided for in this Plan must be in writing and must be either personally delivered, or mailed by certified or registered mail, return receipt requested, postage prepaid to the recipient at the address below indicated:

                  To the Company:

                  c/o Trivest II, Inc.
                  2665 South Bayshore Drive
                  Suite 800
                  Miami, Florida  33133

                  Attention: General Counsel

                  To Executive:

                  c/o Penda Corporation
                  2344 W. Wisconsin Street
                  P.O. Box 449
                  Portage, Wisconsin  53901-0449

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Plan will be deemed to have been given when so delivered or mailed.

         18. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         19. Choice of Law. This Plan shall be governed and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of said state. The Company and the Executive hereby irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of Dade, State of Florida in any action or proceeding arising out of or relating to this Plan and each such person hereby irrevocably agrees, on behalf of himself or itself and on behalf of such person's heirs, personal representatives, successor's and assigns, that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection such person may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Company and the Executive further agree that the mailing by certified or registered mail, return receipt requested, to the addresses specified for notice in this Plan, of any process or summons required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court. In the event that an action or proceeding arising out of or relating to this Plan shall be commenced in a court described in the second sentence of this ss.19 and such court, by a final and nonappealable order, shall refuse to exercise in personam jurisdiction over the Company or the Executive, as the case may be, then the parties hereto shall not be precluded from litigating such action or proceeding in any other court of competent jurisdiction.

         20. Waiver of Jury Trial. THE COMPANY AND THE EXECUTIVE HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PLAN OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         21. Amendments and Waivers. No provision of this Plan may be amended or waived without the prior written consent of the Company and the Executive. In the event an Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Plan shall be amended for the purpose of reflecting such change, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

         22. Business Days. Whenever the terms of this Plan call for the performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal holiday, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday.

         23. No Third Party Beneficiary. Except for the Company and the Executive and their respective successors and assigns, nothing expressed or implied in this Plan is intended, or will be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, successors and assigns any rights or remedies under or by reason of this Plan.

         IN WITNESS WHEREOF, the parties have executed this Plan and hereby indicate their acceptance of the foregoing terms and conditions as of October 20, 1997.

                                    PENDA CORPORATION



                                    By:
                                        --------------------------
                                           Jack L. Thompson
                                           President and Chief Executive Officer



                                    -----------------------------
                                    XXXX

                                    EXHIBIT A
                                       TO
                                PENDA CORPORATION
                      MANAGEMENT STOCK OPTION PLAN FOR XXXX

                        Exit Participation Option Formula

A. If, with respect to an Approved Sale, both (i) the Pro Forma IRR is less than 20%, and (ii) the Realized Exit Multiple is 4.0 or less, then (subject to the provisions of P. D, below)Exit Participation Options shall be granted with respect to a number of shares equal to the greater number of Shares resulting from the following calculations:

      (Pro Forma IRR ) 20%) x XXXX or      (Realized Exit Multiple ) 4.0) x XXXX


B. If, with respect to an Approved Sale, either (i) the Pro Forma IRR is 20% or more but less than 40%, or (ii) the Realized Exit Multiple is greater than 4.0 but less than 8.0, then (subject to the provisions of P. D, below) Exit Participation Options shall be granted with respect to a number of shares equal to the greater number of Shares resulting from the following calculations:

                  Applicable Share Amount opposite next lowest IRR Hurdle below Pro Forma IRR amount (see Table)

                                       +

                  ((Pro Forma IRR - such next lowest IRR Hurdle) ) 5%) x XXXX

                                   or

                  Applicable Share Amount opposite next lowest Exit Multiple Hurdle below Realized Exit Multiple (see Table)

                                      +

                  ((Realized Exit Multiple - such next lowest Exit Multiple Hurdle) ) 1.0) x XXXX






                   IRR Hurdle         Exit Multiple Hurdle                                  Applicable Share Amount
------------------------------ ---------------------------- --------------------------------------------------------
                          20%                          4.0                                                     XXXX
------------------------------ ---------------------------- --------------------------------------------------------
                          25%                          5.0                                                     XXXX
------------------------------ ---------------------------- --------------------------------------------------------
                          30%                          6.0                                                     XXXX
------------------------------ ---------------------------- --------------------------------------------------------
                          35%                          7.0                                                     XXXX
------------------------------ ---------------------------- --------------------------------------------------------
                          40%                          8.0                                                     XXXX
------------------------------ ---------------------------- --------------------------------------------------------


C. If, with respect to an Approved Sale, either (i) the Pro Forma IRR is 40% or more, or (ii) the Realized Exit Multiple greater than 8.0, then (subject to the provisions of P. D, below) Exit Participation Options shall be granted with respect to XXXX Shares.

D. For purposes of P. A, P. B and P. C above, if the Approved Sale is not a Sale of the Company, then the Exit Participation Options shall be granted proportionately (i.e., the number of shares subject to Exit Participation Options calculated before application of this P. D shall be multiplied by a fraction: (i) the numerator of which shall be number of Shares sold by the Lead Investors in such Approved Sale, and (ii) the denominator of which shall be the total number of Shares held by the Lead Investors immediately prior to such Approved Sale).

EXAMPLE:

         Assume that the Lead Investors hold, in the aggregate, 30,000 Shares and that they sell 15,000 Shares in an Approved Sale. Assume further that the Pro Forma IRR achieved with respect to such Approved Sale is 38% and that the Realized Exit Multiple is 6.0. Based on the table, a larger Applicable Share Amount corresponds to Pro Forma IRR than to the Realized Exit Multiple. Accordingly, the Executive will be granted 4,100 Exit Participation Options in connection with such Approved Sale, calculated as follows:

                  Next Lowest IRR Hurdle:                     35%

                  Applicable Share Amount
                  Opposite Next Lowest IRR Hurdle:   7,000

                  Calculation:                ((38% - 35%) ) 5%) x 2,000 = 1,200

                  Exit Participation Options: 7,000 + 1,200 = 8,200

                  Proportionate Reduction:    2 of Lead Investors= Shares sold;
                                              therefore 4,100 Exit
                                              Participation Options granted